Santander Group	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about business combination [abstract]
Santander Group

3.     Santander Group

a)Banco Santander and international Group structure

The growth of the Group in the last decades has led the Bank to also act, in practice, as a holding entity of the shares of the various companies in its Group, and its results are becoming progressively less representative of the performance and earnings of the Group. Therefore, each year the Bank determines the amount of the dividends to be distributed to its shareholders on the basis of the consolidated net profit, while maintaining the Group’s traditionally high level of capitalization and taking into account that the transactions of the Bank and of the rest of the Group are managed on a consolidated basis (notwithstanding the allocation to each company of the related net worth effect).

At the international level, the various banks and other subsidiaries, joint ventures and associates of the Group are integrated in a corporate structure comprising various holding companies which are the ultimate shareholders of the banks and subsidiaries abroad.

The purpose of this structure, all of which is controlled by the Bank, is to optimize the international organization from the strategic, economic, financial and tax standpoints, since it makes it possible to define the most appropriate units to be entrusted with acquiring, selling or holding stakes in other international entities, the most appropriate financing method for these transactions and the most appropriate means of remitting the profits obtained by the Group’s various operating units to Spain.

The Appendices provide relevant data on the consolidated Group companies and on the companies accounted for using the equity method.

b)Acquisitions and disposals

Following is a summary of the main acquisitions and disposals of ownership interests in the share capital of other entities and other significant corporate transactions performed by the Group in the last three years:

i. Acquisition of Banco Popular Español, S.A.

On June 7, 2017 (the acquisition date), as part of its growth strategy in the markets where it is present, the Group communicated the acquisition of 100% of the share capital of Banco Popular as a result of a competitive sale process organized in the framework of a resolution scheme adopted by the Single Resolution Board (“SRB”) and executed by the FROB, Spanish single resolution board, in accordance with Regulation (EU) 806/2014 of the European Parliament and of the Council of May 15, 2014, and Law 11/2015, of June 18, for the recovery and resolution of credit institutions and investment firms.

As part of the execution of the resolution:

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All the shares of Banco Popular outstanding at the closing of market on June 7, 2017 and all the shares resulting from the conversion of the regulatory capital instruments Additional Tier 1 issued by Banco Popular have been converted into undisposed reserves.

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All the regulatory capital instruments Tier 2 issued by Banco Popular have been converted into newly issued shares of Banco Popular, all of which have been acquired for a total consideration of one euro by the Group.

The transaction has been approved by all the applicable regulatory and antitrust authorities in the territories where Banco Popular operated, except for the pending approval for the acquisition of certain affiliates of Banco Popular located in United States.

In accordance with IFRS 3, the Group has measured the identifiable assets acquired and liabilities assumed at fair value. The fair value is provisional, according to the applicable regulations, due to the period from the acquisition date and its complex valuation. The detail of this provisional fair value of the identifiable assets acquired and liabilities assumed at the business combination date is as follows:

Millions
As of June 7, 2017	of euros
Cash and balances with central banks	1,861
Financial assets available-for-sale	18,974
Deposits from credit institutions	2,971
Loans and receivables (*)	82,057
Investments	1,815
Intangible assets (*)	133
Tax assets (*)	3,945
Non-current assets held for sale (*)	6,531
Other assets	6,259
Total assets	124,546
Deposits from central banks	28,845
Deposits from credit institutions	14,094
Customer deposits	62,270
Marketable debt securities and other financial liabilities	12,919
Provisions (***)	1,816
Other liabilities	4,850
Total liabilities (**)	124,794
Net assets	(248)
Purchase consideration	—
Goodwill	248

(*)The main provisional fair value adjustments are the following:

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Loans and receivables: In the estimation of their fair value, impairment have been considered for an approximate amount of €3,239 million, considering, among others, the sale process carried out by the Bank.

-	Foreclosed assets: the valuation, considering the sale process carried out by the company, has meant a reduction in the value of €3,806 million, approximately.
-	Intangible assets: Includes value reductions amounting to approximately of €2,469 million, mainly recorded under the “Intangible assets - goodwill”.
-	Deferred tax assets: mainly corresponds to the reduction of the value of negative tax bases and deductions for an approximate amount of €1,711 million.

(**)After the initial analysis and the conversion of the subordinated debt, the best estimation is there is no significant impact between fair value and previous carrying amount of the financial liabilities.

(***)As a result of the resolution of Banco Popular Español, S.A. and in accordance with the information available to date, it includes the estimated cost of €680 million relating to the potential compensation to the shareholders of Banco Popular Español, S.A. of which €535 million have been applied to the fidelity action (See note 1.h).

As the fair value of the identifiable net assets acquired was lower than the total consideration paid, goodwill arises on the acquisition. This goodwill is attributable to the commercial business in Spain. The provisional fair value adjustments were based, among others, on different methodologies and valuation processes that are commonly accepted in the market for credit and real estate portfolios as well as for financial investments.

In compliance with the accounting standards in force and, in accordance with paragraph 45 of IFRS 3 “Business Combinations”, the acquirer entity must comply with the period of one year from the acquisition date in order to perform the business combination and the measurement of the fair values of the assets and liabilities of the acquired entity. Accordingly, measurements conducted by the Group are the best available estimation on the date of the preparation of the present consolidated financial statements and therefore, they are provisional and cannot be considered as definitive. However, the Group doesn’t expect significant changes on such amount until the end of the term the Group has to consider the valuation as definitive. Likewise from the acquisition date until December 31, 2017 there have not been any significant changes on the fair value of the acquired assets and assumed liabilities in this business combination.

The amount contributed by this business to the group net profit from the acquisition and the impact to the net profit obtained by the group resulting from the operation if the transaction had been made on January 1, 2017 are not material.

ii. Sale agreement of Banco Popular’s real estate business

On August 8, 2017, we announced that Banco Popular had executed the agreements with the Blackstone Fund for the acquisition by the fund of 51% of, and hence the assignment of control over, part of Banco Popular’s real estate business (the “Business”), which comprises a portfolio of foreclosed properties, real estate companies, non-performing loans relating to the real estate sector and other assets related to these activities owned by Banco Popular and its affiliates (including deferred tax assets allocated to specific real estate companies which are part of the transferred portfolio) registeredd on certain specified dates (March 31, 2017 or April 30, 2017).

The agreements were entered following receipt of the European Commission’s unconditional authorization of the acquisition of Banco Popular by Banco Santander for the purposes of competition law.

The transaction closed on March 22, 2018 following receipt of the required regulatory authorizations and other usual conditions in this type of transactions.

Closing of the transaction involves the creation of a series of companies, in which Blackstone has a 51% interest and Banco Popular the remaining 49%, to which Banco Popular and some of its affiliates transferred the Business and 100% of the share capital of Aliseda Servicios de Gestión Inmobiliaria, S.L. (“Aliseda”). The valuation attributed to the assets of the Business (real estate assets, non-performing loans and real estate companies, not including Aliseda) was approximately €10 billion. From closing, Blackstone has undertaken the management of the Business.

As of December 31, 2017, in accordance with IFRS 5, the assets related to this transaction have been non-current assets held for sale. The results generated by these assets during the year 2017 do not have a material impact on the Group’s income statement. The operation involves the derecognition of these assets from the Group’s balance sheet, without material impact on the income statement.

iii. Purchase of the shares to DDFS LLC in Santander Consumer USA Holdings Inc. (SCUSA)

On July 2, 2015, the Group announced that it had reached an agreement to purchase the 9.65% ownership interest held by DDFS LLC in SCUSA.

On November 15, 2017, after having agreed on some modifications to the original agreement and having obtained the required regulatory authorizations, the Group completed the acquisition of the aforementioned 9.65% of SCUSA shares for a total sum of US$ 942 million (€800 million), which have caused a decrease of €492 million in the non-controlling interests balance and another reduction to reserves of €307 million. After this operation, the participation of the Group in SCUSA increases to approximately 68.12%.

iv. Agreement with Santander Asset Management

a)	Acquisition 50% Santander Asset Management

On November 16, 2016, after the agreement with Unicredit Group on July 27, 2016 to integrate Santander Asset Management and Pioneer Investments was abandoned, the Group announced that it had reached an agreement with Warburg Pincus (“WP”) and General Atlantic (“GA”) under which Santander will acquire 50% of Santander Asset Management.

Santander Group disbursed a total amount of €545 million and assumed financing of €439 million, with the business combination having generated a goodwill of €1,173 million and €320 million of “intangible assets - contracts and relationships with customers” identified in the preliminary purchase price allocation, without other value adjustments to net assets of the business. Likewise, the market valuation of the previous participation held has not had an impact on the Group's income statement.

Considering that the main activity of the business is asset management, the main part of its activity are recorded off balance sheet. The main net assets acquired, in addition to the aforementioned intangible assets, are net deposits in credit institutions (€181 million) and net tax assets (€176 million). Given their nature, the fair value of these assets and liabilities do not differ from the book value recorded.

In compliance with the current applicable regulations and, in accordance with the provisions of paragraph 45 of the IFRS 3 “Business Combinations”, the acquirer has one year from the date of acquisition to account for this business combination and to state the assets and liabilities of the entity acquired at their fair values. In this respect, the measurements made by the Group represent the best estimate available as at the date of preparation of the consolidated annual financial statements which should be considered provisional and not still definite. Nevertheless, the Group does not expect significant changes in the mentioned amount until the valuation must be deemed as definite.

The amount that the business contributed to the revenue and profit attributable to the Group, from the acquisition date and considering the acquisition as if it had taken place on January 1, 2017 is not material.

b)	Sale participation Allfunds Bank

As part of the transaction, which consists in the acquisition of 50% of Santander Asset management that was not owned by Santander Group, Santander, WP and GA agreed to explore different alternatives for the sale of its stake in Allfunds Bank, S.A. ("Allfunds Bank"), including a possible sale or a public offering. On March 7, 2017, we announced that together with our partners in Allfunds Bank we had reached an agreement for the sale of 100% of Allfunds Bank to funds affiliated with Hellman & Friedman, a leading private equity investor, and GIC, Singapore’s sovereign wealth fund.

On November 21, 2017 the Group announced the closing of the sale by the Bank and its partners of 100% of Allfunds Bank's capital, obtaining an amount of €501 million from the sale of its 25% stake in Allfunds Bank, resulting in gains net of tax of €297 million, which were recognized as gains or losses on disposal of non-financial assets and investments, net, within the statement of profit or loss.

v. Agreement with Banque PSA Finance

The Group, through its subsidiary Santander Consumer Finance, S.A., and Banque PSA Finance, the vehicle financing unit of the PSA Peugeot Citroën Group, entered into an agreement in 2014 for the operation of the vehicle and insurance financing business in twelve European countries. Pursuant to the terms of the agreement, the Group will finance this business, under certain circumstances and conditions, from the date on which the transaction is completed.

In January 2015 the related regulatory authorizations to commence activities in France and the United Kingdom were obtained and, accordingly, on February 2 and 3, 2015 the Group acquired 50% of Société Financière de Banque – SOFIB (actually PSA Banque France) and PSA Finance UK Limited for €462 million and €148 million, respectively.

On May 1, 2015, PSA Insurance Europe Limited and PSA Life Insurance Europe Limited (both insurance companies with registered office in Malta) were incorporated, in which the Group contributed 50% of the share capital, amounting to €23 million. On August 3 the Group acquired a full ownership interest in PSA Gestão - Comércio E Aluguer de Veiculos, S.A. (actually Santander Consumer Services, S.A. and a company with registered office in Portugal) and the loan portfolio of the Portuguese branch of Banque PSA Finance for €10 million and €25 million, respectively. On October 1, PSA Financial Services Spain, E.F.C., S.A. (a company with registered office in Spain) was incorporated, in which the Group contributed €181 million (50% of the share capital). (This company owns the 100% of the share capital of PSA Finanse Suisse which is domiciled in Switzerland).

During 2016, the agreement obtained the necessary authorizations, by the regulators, to start activities in the rest of the countries covered by the framework agreement (Italy, the Netherlands, Austria, Belgium, Germany, Brazil and Poland). The Group’s disbursement during 2016 amounted to €464 million to reach a 50% stake in the capital of each of the structures created in each geography, with the exception of PSA finance Arrendamento Mercantil SA (actually Santander Finance Arrendamiento Mercantil, S.A.) where 100% of capital is acquired.

During 2016 the new businesses acquired have contributed €79 million to the Group’s profit. Had the business combination taken place on January 1, 2016, the profit contributed to the Group in 2016 would have been approximately €118 million.

vi. Carfinco Financial Group

On September 16, 2014, the Bank announced that it had reached an agreement to purchase the listed Canadian company Carfinco Financial Group Inc. (“Carfinco”), a company specializing in vehicle financing.

In order to acquire Carfinco, Santander Holding Canada Inc. (actually Carfinco Financial Group Inc.) was incorporated, a company 96.4% owned by Banco Santander and 3.6% owned by certain members of the former management group. On March 6, 2015, all of Carfinco was acquired through the aforementioned holding company for €209 million, giving rise to goodwill of €162 million.

In 2015 this business contributed €6 million to the Group’s profit. Had the business combination taken place on January 1, 2015, the profit contributed to the Group in 2015 would have been approximately €7 million.

vii. Metrovacesa agreement - Merlin

On June 21, 2016, Banco Santander hereby reached an agreement with Merlin Properties, SOCIMI, S.A., together with the other shareholders of Metrovacesa, S.A., for the integration in Merlin group, following the total spin-off of Metrovacesa, S.A., of Metrovacesa, S.A. property rental asset business in Merlin Properties, SOCIMI, S.A. and Metrovacesa, S.A. residential rental business in Metrovacesa, S.A. current subsidiary, Testa Residencial SOCIMI, S.A. (before, Testa Residencial, S.L.) The other assets of Metrovacesa, S.A. not integrated in Merlin group as a result of the integration, consisting of a residual group of land assets for development and subsequent lease, will be transferred to a newly created company wholly owned by the current shareholders of Metrovacesa, S.A.

Regarding the General Meeting of shareholders of Merlin Properties, SOCIMI, S.A. and Metrovacesa, S.A. on September 15, 2016 where not only the operation was not approved.

Subsequently, on October 20, 2016, the deed of total division of Metrovacesa, S.A. was granted in favor of the mentioned companies, and such deed was filed in the Commercial Register on October 26, 2016.

As a result of the integration, Santander Group has increased its participation to 21.95% of the equity capital of Merlin Properties, SOCIMI, S.A., 46.21% of direct participation in the equity capital of Testa Residential, SOCIMI, S.A. and 70.27% in Metrovacesa Promoción y Arrendamiento, S.A.

The main impacts on the Consolidated Group’s balance of this division have been; decrease of €3,800 million in real estate investment (see Note 16), decrease of €621 million under minority interests (see Note 28) and an increase in the heading of investments in joint ventures and associates participation of the businesses received in the associates Merlín Properties and Testa Residencial, of EUR: 1,168 and 307 million, respectively. (See Note 13.a).

viii. Banco Internacional do Funchal (Banif)

On December 21, 2015, the Group announced that the Bank of Portugal, as the ruling authority, decided to award Banco Santander Totta, S.A., the Portuguese subsidiary of Banco Santander, the commercial business of BANIF- Banco Internacional do Funchal, S.A. and, accordingly, the businesses and branches of this entity became part of the Group.

The transaction was performed through the transfer of a substantial portion (commercial banking business) of the assets and liabilities of BANIF- Banco Internacional do Funchal, S.A. for which the Group paid €150 million.

The detail of the fair values of the identifiable assets acquired and liabilities assumed at the business combination date is as follows:

Millions
of euros
Cash and balances with central banks	2,510
Loans and advances to credit institutions	424
Debt instruments	1,824
Loans and advances to customers	5,320
Other assets	218
Total assets	10,296
Deposits from central banks	2,110
Deposits from credit institutions	1,052
Customer deposits	4,430
Marketable debt securities	1,697
Other liabilities	574
Total liabilities	9,863
Net asset value	433
Consideration paid	150
Negative Goodwill on the acquisition	283

Since the acquisition took place by the end of December 2015, these businesses did not contribute materially to the Group’s profit for the year ended December 31, 2015.

ix. Acquisition of the retail banking and private banking business of Deutsche Bank Polska, S.A.

On December 14, 2017, the Group announced that its subsidiary Bank Zachodni WBK S.A., together with Banco Santander, S.A., had reached an agreement with Deutsche Bank, A.G. for the acquisition of the retail banking and private banking business of Deutsche Bank Polska, S.A., excluding the portfolio of mortgages in foreign currency, and including the acquisition of shares of DB Securities, S.A. (Poland), for an estimated amount of €305 million that will be paid in cash and shares of Bank Zachodni WBK S.A. of new issuance.

The transaction, which is subject to obtaining the corresponding regulatory authorizations and its approval by the General Shareholders' Meetings of Bank Zachodni WBK S.A. and Deutsche Bank Polska, S.A., will not have a significant impact on the CET1 fully loaded capital of the Group.

c)Off-shore entities

According to current Spanish regulation, Santander has operations in 4 off-shore territories: Jersey, Guernsey, Isle of Man and Cayman Islands. These four jurisdictions comply with OECD standards in terms of transparency and exchange of information for tax purposes. Santander operates 3 subsidiaries and 4 branches in off-shore territories: these are governed by the tax regimes of those territories. Santander also has 4 subsidiaries in off-shore territories which are tax resident in the UK, where they pay tax. The Group has no presence in any of the 9 territories included in the European Union’s current blacklist, neither in non-cooperative territories for tax purposes as defined by the OECD in July 2017.

I)    Subsidiaries in off-shore territories.

At the reporting date, the Group has 3 subsidiaries resident in off-shore territories, two in Jersey (Whitewick Limited (inactive company) and Abbey National International Limited), and one in the Isle of Man, ALIL Services Limited. These subsidiaries contributed a profit of approximately €2.7 million to the Group’s consolidated profit in 2017. During the financial year 2017 one subsidiary resident in the Isle of Man has been liquidated.

II)   Off-shore branches.

Also, after the liquidation in 2017 of a branch in the Cayman Islands, the Group has 4 off-shore branches: 2 in the Cayman Islands, 1 in the Isle of Man and 1 in Jersey. These branches report to, consolidate their balance sheets and income statements and are taxed with, their respective foreign headquarters (Cayman Islands) or in the territories where they are located (Jersey and Isle of Man).

The aforementioned entities have a total of 138 employees as of December 2017.

III)  Subsidiaries in off-shore territories that are tax resident in the UK.

The Group also has 4 subsidiaries domiciled in off-shore territories that are not considered to be off-shore entities since they are tax residents in UK and, therefore, subject to UK tax law during the period and operate exclusively from the UK (one of these subsidiaries is expected to be liquidated in 2018).

IV)  Other off-shore investments.

The Group manages from Brazil a segregated portfolio company called Santander Brasil Global Investment Fund SPC in the Cayman Islands, and manages from the United Kingdom a protected cell company in Guernsey called Guaranteed Investment Products 1 PCC Limited. The Group also has, directly or indirectly, few financial investments located in tax havens including Olivant Limited in Guernsey, entity whose liquidation or sale is expected to be carried out soon.

V)   Impact of forthcoming changes to Spain’s tax law.

Spain signed Information Exchange Agreements with Jersey, Guernsey and the Isle of Man in 2015, that are expected to enter into force in 2018. In addition, it is expected to sign in the future with the Cayman Islands. In principle, all these territories would no longer have the status of tax havens for the purposes of Spanish legislation at the time these agreements enter into force, and as long as it is expressly indicated.

It is expected that during 2018 the Spanish Government will update the list of countries and territories that qualify as a tax haven, after the publication by the OECD and the European Union of their lists of non-cooperative jurisdictions that are discussed below, aligning to them.

VI)  OECD.

The Group has no presence in non-cooperative territories for tax purposes as defined by the OECD in July 2017. In this sense it should be noted that Jersey, Guernsey, Isle of Man and Cayman Islands, comply with OECD standards in terms of transparency and exchange of information for tax purposes, since:

•

The first and/or second round of evaluations of the Global Forum on Transparency and Exchange of Information for Tax Purposes have been successfully passed in terms of their level of fiscal transparency and the effective application of the exchange of information of request (EOIR) standard.

•

They have committed to implement the automatic exchange of information (AEOI) standard and its Common Reporting Standard (CRS) exchange mechanism, with the first exchange of information expected in 2017.

•	They have also adhered to the Convention on Mutual Administrative Assistance in Tax Matters of the OECD and the Council of Europe, amended by the 2010 Protocol.

VII) The European Union.

On 5 December, 2017, the European Commission published some lists of non-cooperative jurisdictions for tax purposes (where there is no member state of the European Union): blacklist, gray list and territories which have received a grace period.

The EU blacklist, initially composed of 17 countries, according to a series of criteria, such as fiscal transparency, its corporate tax regimes (if they can be considered harmful), or the respect of the principles of the OECD to avoid the erosion of the tax base and the transfer of benefits (better known by the English term anti-BEPS). On January 23, 2018, the Economic and Financial Affairs Council (Ecofin) agreed to transfer 8 of them from the black list to the gray list, due to the commitments assumed by these jurisdictions to solve the deficiencies identified by the EU. The Group has no presence in any of the 9 territories included in the current blacklist.

As well as this, there is a list of 8 countries affected by the hurricanes in the Caribbean, which have received a grace period until February 2018 to send their commitments. Within this list, the Group only has presence in the Bahamas, which ceased to be considered a tax haven according to Spanish regulations, following the entry into force in 2011 of the Tax Information Exchange Agreement signed with Spain. In this jurisdiction, the Group has 7 subsidiaries (1 of them in liquidation and 1 tax resident in USA) and 1 branch in process of closing.

However, it must be taken into account that, from the point of view of the OECD, the Bahamas is a territory largely compliant with respect to transparency and exchange of information for tax purposes, especially since in December 2017 signed the Convention on Mutual Administrative Assistance in Tax Matters and joined the BEPS Project of the OECD.

Finally, the gray list, initially composed of 47 jurisdictions and currently of 55, although they meet the criteria to be on the blacklist of tax havens, have committed to correct their legal frameworks to align them with international standards. In this list are included the 4 jurisdictions in which the Group has presence and are off-shore territories in accordance with current Spanish legislation (Jersey, Guernsey, Isle of Man and Cayman Islands). These jurisdictions will have until the end of 2018 to fulfill the commitments or until 2019 if they are developing countries without international financial centers. Additionally, Hong Kong, Peru, Switzerland, Uruguay and Panama are included in the gray list, although according to Spanish legislation are not off-shore territories and have committed to modify their legislation. The Group has 2 subsidiaries and 1 branch located in Hong Kong, 5 subsidiaries in Peru (1 of them in liquidation), 6 subsidiaries in Switzerland, 13 subsidiaries in Uruguay (7 of which are in liquidation) and 1 subsidiary in Panama with reduced banking activity that has already received authorization from the Superintendency of Banks of Panama for its voluntary liquidation. At present, Spain has in force Double Taxation Agreements with exchange of information clause with Hong Kong, Switzerland, Uruguay and Panama.

The Group has established appropriate procedures and controls (risk management, supervision, verification and review plans and periodic reports) to prevent reputational and legal risk at these entities. Also, the Group has continued to implement its policy of reducing the number of off-shore units.

The financial statements of the Group’s off-shore units are audited by PwC (PricewaterhouseCoopers) member firms in 2017 and 2016 (Deloitte in 2015).